SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                        ----------------

                            FORM 8-K

                         CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 1998

                       TEMPLE-INLAND INC.
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          (Exact Name of Registrant as Specified in Charter)

          Delaware               001-08634               75-1903917
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(State or Other Jurisdiction    (Commission           (IRS Employer
      of Incorporation)         File Number)         Identification No.)

      303 South Temple Drive
           Diboll, Texas                                   75941
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(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code: (409) 829-5511

                                 Not applicable
-----------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

    	On June 2, 1998, the Company amended its existing shelf registration (Registration No. 333-52189) and entered into a Selling Agency Agreement with Salomon Brothers Inc and SBC Warburg Dillon Read Inc., relating to the possible issuance and sale of up to $500,000,000 aggregate principal amount of Medium-Term Notes, Series F (the "Notes"). The Company filed a Prospectus Supplement for the Notes with the Securities and Exchange Commission on June 2, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

     The following exhibits, as required by Item 601 of Regulation S-K, are attached to this Current Report:

Exhibit
  No.              Description
-------            -----------
  1.01             Form of Selling Agency Agreement dated June 2, 1998
               			 between Temple-Inland Inc., Salomon Brothers Inc and
               			 SBC Warburg Dillon Read Inc.

  4.05         			 Form of Fixed-Rate Medium-Term Note, Series F.

  4.06	         		 Form of Floating-Rate Medium-Term Note, Series F.

 12.01         			 Statements re: Computation of Ratios of Earnings
               			 to Fixed Charges.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    							TEMPLE-INLAND INC.


                                       By: /s/ David H. Dolben
                                           -------------------------------
                                           Name:  David H. Dolben
                                           Title: Vice President and
                                                  Chief Accounting Officer

Dated: June 2, 1998

                                  EXHIBIT INDEX


Exhibit
  No.              Description
-------            -----------
  1.01             Form of Selling Agency Agreement dated June 2, 1998
               			 between Temple-Inland Inc., Salomon Brothers Inc and
               			 SBC Warburg Dillon Read Inc.

  4.05	         		 Form of Fixed-Rate Medium-Term Note, Series F.

  4.06	         		 Form of Floating-Rate Medium-Term Note, Series F.

 12.01         			 Statements re: Computation of Ratios of Earnings
               			 to Fixed Charges.